Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DMC Global Inc. (the “Company”) on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James O'Leary, Executive Chairman and Interim President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2025

/s/ James O'Leary
James O'Leary
Executive Chairman, Interim President and Chief Executive Officer
of DMC Global Inc.

A signed original of this written statement required by Section 906 has been provided to DMC Global Inc. and will be retained by DMC Global Inc. and furnished to the Securities and Exchange Commission or its staff upon request.